WAIVER AND AMENDMENT NO. 3 TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Waiver and Amendment No. 3 to Revolving Credit and Security Agreement (this "Amendment") is entered into as of December 21, 2012 by and among Merisel, Inc., a Delaware corporation (the "Company"), Merisel Americas, Inc., a Delaware corporation, Color Edge LLC, a Delaware limited liability company, Color Edge Visual LLC, a Delaware limited liability company, Comp 24 LLC, a Delaware limited liability company, Crush Creative LLC, a Delaware limited liability company, Dennis Curtin Studios, LLC, a Delaware limited liability company, MADP, LLC, a Delaware limited liability company, Advertising Props, Inc., a Georgia corporation, and Fuel Digital, LLC, a Delaware limited liability company (each a "Borrower", and collectively "Borrowers"), PNC Bank, National Association ("PNC"), as a Lender and as agent for the Lenders (PNC, in such capacity, the "Agent"), and the other lenders from time to time party thereto (collectively, the "Lenders"). All terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrowers, Agent and Lenders entered into that certain Revolving Credit and Security Agreement, dated as of August 13, 2010, as amended by the Consent, Waiver and Amendment No. 1 to Revolving Credit and Security Agreement, dated as of February 3, 2011, and the Amendment No. 2 to Revolving Credit and Security Agreement, dated as of March 21, 2011 (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the "Credit Agreement");

WHEREAS, Borrowers have requested that the Lenders and the Agent enter into this Amendment in order to (i) waive certain Events of Default and (ii) amend certain provisions of the Credit Agreement;

NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. WAIVER

Notwithstanding Sections 6.5 and 7.8 of the Credit Agreement, the Lender hereby waives the Events of Default arising from Borrowers' failure to maintain a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 for the four quarters ended March 31, 2012, June 30, 2012 and September 30, 2012, and Borrowers' incurrence of Indebtedness owing to Saints Capital Granite, L.P. (the "Existing Events of Default").

II. AMENDMENTS

A. Section 1.2 of the Agreement is hereby amended by

1. amending and restating in its entirety the defined term "Capital Expenditures" as follows:

"Capital Expenditures" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations, which, in accordance with GAAP, would be classified as capital expenditures, but excluding any expenditures made to repair or replace assets of the Borrowers damaged by Hurricane Sandy.

2. amending the defined term "Eurodollar Rate" by adding the following sentence to the end thereof:

The Eurodollar Rate shall in no event be less than 1.25%.

3. amending and restating in its entirety the defined term "Fixed Charge Coverage Ratio" as follows:

"Fixed Charge Coverage Ratio" shall mean, with respect to any measurement period, the ratio of (a) EBITDA, minus Unfinanced Capital Expenditures made during such period, minus cash taxes paid during such period, minus cash dividends or distributions made during such period by any Borrower to any person that is not a Borrower to (b) all Senior Debt Payments made during such period. For the purposes of calculating the Fixed Charge Coverage Ratio only, EBITDA shall be increased for the fiscal quarter ended December 31, 2012 in the amount of $1,500,000, representing the principal amount Indebtedness incurred by the Borrowers in favor of Saints Capital Granite, L.P. during such period.

4. amending and restating the following defined term in its entirety:

"Maximum Revolving Advance Amount" shall mean $9,000,000.

5. adding the following defined terms in appropriate alphabetical order:

"Seasonal Overadvance" shall have the meaning ascribed thereto in Section 2.4 of this Agreement.

"Third Amendment Date" shall mean December 21, 2012.

B. Section 2.1(a) of the Agreement is hereby amended and restated in its entirety as follows:

(a) Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement, including Sections 2.1(b) and (c), each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit or (y) the amount derived as follows:

(i) up to 85%, subject to the provisions of Section 2.1(c) hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

(ii) up to 50%, subject to the provisions of Section 2.1(c) hereof, of the value of the Eligible Inventory that is Raw Materials Inventory ("Inventory Advance Rate" and together with the Receivables Advance Rate, collectively, the "Advance Rates") in the aggregate not in excess of $1,000,000; minus

(iii) the amount by which the aggregate Maximum Undrawn Amount of all issued and outstanding Letters of Credit exceeds the amount of Cash Collateral deposited with Agent in accordance with Section 3.2(b) hereof; minus

(iv) an availability reserve in the amount of $1,000,000 (the "Availability Reserve"), minus

(v) such other reserves as Agent may reasonably deem proper and necessary from time to time, subject to clause (c) below, plus

(vi) a seasonal overadvance (the "Seasonal Overadvance") in the amount of $500,000.

The amount derived from the sum of (x) Sections 2.1(a)(y)(i) and (vi) and (ii) minus (y) Section 2.1(a)(y)(iii), (iv) and (v) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a). For greater certainty, outstanding Letters of Credit shall not reduce the Formula Amount to the extent the requirements for the deposit of Cash Collateral in accordance with Section 3.2(b) hereof have been met.

C. Section 2.4 is hereby amended and restated in its entirety as follows:

2.4 Seasonal Overadvance. During the period from the Third Amendment Date through April 30, 2013, the Seasonal Overadvance shall be deemed to be first drawn by the Borrowers in respect of all Revolving Advances made by the Lenders during such period. The Seasonal Overadvance shall accrue interest as set forth in Section 3.1 and shall be payable in full on April 30, 2013.

D. The second sentence of Section 3.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

> Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to the applicable Revolving Interest Rate; provided, that interest on the Seasonal Overadvance shall accrue at rate per annum equal to the applicable Revolving Interest Rate plus 1.00%.

E. Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.5 Fixed Charge Coverage Ratio. Commencing December 31, 2012, cause to be maintained as of the end of each fiscal quarter for the four quarters then ended, a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0; provided, however, that the Fixed Charge Coverage Ratio will be tested (x) on December 31, 2012 for the fiscal quarter then ended, (y) on March 31, 2013, for the two fiscal quarters then ended, and (z) on June 30 2013, for the three fiscal quarters then ended.

F. Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.8 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for Capital Expenditures permitted under Section 7.6 hereof; (iii) Indebtedness underlying Permitted Encumbrances; and (iv) unsecured Indebtedness owing to Saints Capital Granite, L.P. in the aggregate principal amount of not more than $6,000,000, subordinated to the Obligations and in form and substance satisfactory to the Agent in all respects, including but not limited to (A) payment of principal only upon the maturity date which shall be no earlier than December 31, 2013, and (B) an interest rate of not more than 10%, which shall be payable in kind.

III. CONDITIONS PRECEDENT

The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

A. The Borrowers shall have delivered to the Agent a fully executed copy of this Amendment.

B. The Borrowers shall have delivered to the Agent a true and correct copy of the fully executed Note Purchase Agreements dated August 20, 2012 and November 21, 2012, respectively, relating to the Subordinated Convertible Notes issued by the Borrowers to Saints Granite Capital, L.P.

C. Receipt by Agent of a waiver and amendment fee of $50,000 and all costs and expenses set forth under Clause D of Article VI of this Amendment.

D. The representations and warranties in Section III hereof shall be true and correct as of the date hereof and after giving effect to each of the transactions contemplated hereby.

IV. POST-CLOSING COVENANTS

A. On or prior to 15 days after the date hereof, Saints Granite Capital, L.P. shall have executed and delivered a subordination agreement in form and substance satisfactory to Agent in all respects.

B. On or prior to 90 days after the date hereof, (i) Borrowers shall have closed all bank accounts at each of Amalgamated Bank and US Bank or (ii) such banks shall have entered

into deposit account control agreements with Agent, in form and substance reasonably satisfactory to Agent in all respects.

C. On or prior to 15 days after the date of execution and delivery thereof, the Borrowers shall have delivered to Agent a true and correct copy of a fully executed Note Purchase Agreement relating to any Subordinated Convertible Notes issued after the date hereof.

V. REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to the Lenders and Agent as follows:

A. The execution, delivery and performance by such Person of this Amendment and the transactions contemplated hereby (a) are within such Person's corporate or limited liability company power, as applicable; (b) have been duly authorized by all corporate or limited liability company or other necessary action, as applicable; (c) are not in contravention of any provision of such Person's certificate of incorporation or formation, operating agreement, bylaws or other documents of organization, as applicable; (d) do not violate any law or regulation, or any order or decree of any Governmental Body; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of such Person's property is bound; (f) do not result in the creation or imposition of any Lien upon any of its property (other than Liens in favor of Agent); and (g) do not require the consent or approval of any Governmental Body or any other person.

B. This Amendment has been duly executed and delivered by each signatory hereto (other than the Agent and the Lenders) and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general.

C. Each representation and warranty of such Borrower contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

D. Immediately prior to and after giving effect to the transactions contemplated by this Amendment, other than the Existing Events of Default, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents.

VI. MISCELLANEOUS

A. Borrowers acknowledge and confirm to Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and effect and shall continue to evidence, secure or otherwise guarantee and support the obligations owing

by the Borrowers to the Agent and Lenders pursuant thereto, and, after giving effect to this Amendment, Borrowers hereby ratify and affirm each of the Credit Agreement and the Other Documents to which it is a party.

B. Borrowers acknowledge and reaffirm to the Agent and the Lenders that (i) the Liens granted to the Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of the Borrowers arising under the Credit Agreement and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

C. Borrowers acknowledge and agree that, except as otherwise expressly provided herein, no Lender shall waive or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

D. Borrowers shall be responsible for the prompt payment of and, upon demand, shall promptly reimburse Agent for, all of the Lenders' and Agent's reasonable out-of-pocket costs and expenses related to the preparation, negotiation, execution and enforcement of this Amendment (including, without limitation, the reasonable fees and disbursements of legal counsel to Agent).

E. This Amendment may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

BORROWERS:

MERISEL, INC.

By:________________________
Name: Victor Cisario
Title: CFO

MERISEL AMERICAS, INC.

By:________________________
Name: Victor Cisario
Title: CFO

COLOR EDGE LLC

By:________________________
Name: Victor Cisario
Title: CFO

COLOR EDGE VISUAL LLC

By:________________________
Name: Victor Cisario
Title: CFO

COMP 24 LLC

By:

Name: Victor Ciarro

Title: CFO

CRUSH CREATIVE LLC

By:

Name: Victor Ciarro

Title: CFO

DENNIS CURTIN STUDIOS, LLC

By:

Name: Victor Ciarro

Title: CFO

MADP, LLC

By:

Name: Victor Ciarro

Title: CFO

ADVERTISING PROPS, INC.

By: ________________________

Name: Victor Cisario

Title: CFO

FUEL DIGITAL, LLC

By: ________________________

Name: Victor Cisario

Title: CFO

AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent

By: ________________________

Name:

Title:

ADVERTISING PROPS, INC.

By:________________________________

Name:

Title:

FUEL DIGITAL, LLC

By:________________________________

Name:

Title:

AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent

By: [signature]

Name: Gordon Wilkins

Title: VP